




Carmike Cinemas®









Company Overview

- One of the largest motion picture exhibitors in the U.S. with 302 theatres with 2,253 screens in 35 states as of 6/30/2003
- Target small- to mid-size non-urban markets – 80% of theatres in communities with populations of fewer than 100,000
  - 74% of our theatres operate in free film zones
  - 55% of our theatres have no competition for film or patrons
  - Less competition from alternative entertainment opportunities
  - Lower operating costs – lower labor costs, occupancy costs, refurbishment costs and land / lease costs
  - Market economics generally will not support new megaplex builds






Southeast Focus, Niche Rural Strategy

of Theatres 302
# of Screens 2,253


12
78
40
76
17
35
9
18
5
89
19
8
189
39
39
57
6
8
14
28
12
8
67
51
226
296
52
88
2
102
218
152
91
22
80

States with the Most Screens	% of Total
North Carolina	13.1%
Tennessee	10.0%
Georgia	9.7%
Pennsylvania	8.4%
Alabama	6.8%
Top 5 Total	48.0%

Leased Facilities	227	75.2%
Owned Facilities	71	23.5%
Shared Ownership	4	1.3%
	302	100.0%






Benefits of Concentration on Small to Mid-Sized Markets

- Reduces competitive pressure
- Unique circuit evolution requirements
- Predictable and uniform demand
- Enhanced cashflow per screen






Compelling Cashflow Characteristics

Low Cost of Construction

+

Low Cost of Operation

+

Strong Margin Concessions

+

Targeted Capital Expenditures

=

Strong Cashflow per Screen






Strategic Initiatives Focused on Free Cashflow and Debt Reduction

- **Maximize cashflows from existing screens**
  - Targeted increases in admission and concession prices
  - Aggressive cost savings initiatives including: rent benchmarking, utilities reviews and wage comparisons
- **Rapidly decrease leverage**
  - Excess cashflows will be used to reduce debt
  - Low capital requirements provide maximum liquidity and flexibility to address leverage
  - When capital markets return, proceeds from an equity offering could be used to retire additional debt
- **Capital Rationalization**
  - Selectively invest in refurbishment / upgrade initiatives to maintain compelling value proposition
  - Fully utilize existing inventory of projection and audio equipment to upgrade / repair screens at a minimum expense
  - Selectively add / reposition screen capacity, through lease-financing, to take advantage of localized opportunities
- **Leverage the knowledge base of our experienced management team**






Key Accomplishments

– Ongoing Theatre Closures / Screen Rationalization

	Pre-Plan[a]	12/31/2002	Current[b]
Theatres	434	308	302
Screens	2,815	2,262	2,253
Theatre cashflow per screen (000's)	$ 28.7	$51.2	$ 23.7

– Continuing Success in Margin Improvements

	Pre-Plan[a]	12/31/2002	Current[b]
EBITDA Margin	14.7%	20.7%	21.2%
EBITDAR Margin	25.1%	31.0%	32.3%
EBITDA/Screen (000's)	$ 25.1	$ 46.5	$ 22.0
EBITDAR/Screen (000's)	$ 42.7	$ 69.6	$ 33.5

(a)(a) Latest twelve months as of 6/30/00
(b)(b) As of 6/30/2003.






Key Accomplishments

– Ongoing Covenant Compliance and Healthy Cushion

Covenant	2Q 03	1Q 03
EBITDA / Interest	**2.5x**	**2.5x**
Covenant	1.55x	1.55x
% Cushion	63.4%	58.5%
EBITDA Cushion	$ 38.8	$ 37.7
Total Debt / EBITDA	**3.9x**	**4.0x**
Covenant	7.0x	7.0x
% Cushion	79.2%	72.9%
EBITDA Cushion	$ 44.2	$ 43.1
EBITDAR / Fixed Charges	**1.7x**	**1.6x**
Covenant	1.0x	1.0x
% Cushion	66.9%	64.9%
EBITDAR Cushion	$ 60.5	$ 60.6
Actual CAPEX	**$ 6.1**	**$ 1.3**
Covenant	$ 17.7	$ 17.7
% Cushion	65.5%	92.7%
$ Cushion	$ 11.6	$ 16.4









Key Accomplishments

	Pre-Plan[(a)]	12/31/2002	Current[(b)]
Theatres	434	308	302
Screens	2,815	2,262	2,253
Theatre cashflow per screen (000's)	$ 26.1	$ 51.2	$ 23.7
Attendance per Average Screen	25,413	30,876	14,163
Average ticket price	$ 4.71	$ 4.90	$ 4.89
Annual Min. Lease Payments (mm)	$ 60.3	$ 53.6	$ 53.6
Required Debt Amortization (mm)	-	$ 25.0	$ 27.5
PF Annual Total Interest (mm)	$ 39.7	$ 47.5	$ 39.0
EBITDA Margin	14.7%	20.7%	21.2%
EBITDAR Margin	25.1%	31.0%	32.3%
Free Cash Flow (mm)	$ 33.9	$ 57.6	$ 29.6
Total Debt (mm)	$ 518.3	$ 418.8	$ 393.1
Net Debt (mm)	$ 470.7	$ 391.7	$ 361.2
Maintenance CAPEX (mm)	$ 10 – 15	$ 6.8	$ 6-8

(a)(a) Latest twelve months as of 6/30/00
(b)(b) As of 6/30/2003.



Business Description -
Financial Profile as of June 30, 2003



Concessions
30%
Admissions
67%
Other
3%



Concession Costs
4%
Salaries
16%
Rent
13%
Other
15%
Corporate
G&A
3%
D&A
8%
Film Costs
41%






Concession Characteristics -
Highest Margin Products



POP
Weaver

88 – 90%

Profit Margin

- Focused on the highest margin concession products: Sodas and Popcorn
- Maximize profitability by increasing customer fulfillment in the 20 minutes between screenings
- Employees trained to “up-sell” customers to larger portions thus increasing margins









Sales per Screen Performance


2003 Sales\Screen
2002 Sales\Screen
2001 Sales\Screen
2000 Sales\Screen
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
January
February
March
April
May
June
July
August
Septemb
October
Novemb
Decemb






Key Accomplishments

– Continued Success in Film Selection

Carmike 2002 Top 10 Films

Movie Title	Box Office Gross
Spider Man	$ 15,523,669
Star Wars: Attack of the Clones	$ 13,190,569
Signs	$ 9,230,420
Lord of the Rings: Two Towers	$ 8,566,300
Harry Potter and the Chamber of Secrets	$ 8 452 411
Men In Black II	$ 8,332,669
Scooby-Doo	$ 8,069,839
Austin Powers in GoldMember	$ 7,842,359
Ice Age	$ 7,608,168
The Santa Clause 2	$ 7,347,712
	$ 94,164,116

Top 10 Percentage of 2002 Box Office = 28%






Key Accomplishments

– Continued Success in Film Selection

Carmike Six Months 2003 Top 10 Films

Movie Title	Box Office Gross
Finding Nemo	$ 10,327,124
Matrix Reloaded	$ 9,248,077
Bruce Almighty	$ 8,296,293
X-Men 2	$ 8,260,845
Anger Management	$ 5,586,911
How to Lose a Guy in Ten Days	$ 5,125,648
Bringing Down the House	$ 5,012,674
2 Fast 2 Furious	$ 4,642,029
Daddy Daycare	$ 4,481,597
Chicago	$ 4,153,231
	$ 65,134,429



Key Accomplishments

- **Targeted Capex to Maintain Quality of Circuit**
- **High quality of Carmike's current portfolio**
  - Closed low quality, underperforming theatres during reorganization
  - Within the last 5 years, 50% of screens have been upgraded and/or refurbished
  - Actual capex for 2002 was $17.3 million compared to a budget capex of $20.0 million


150
100
50
0
67
105
90
101
141
27
New Wall Covering
New Seats
New Drapes
New Carpeting
Sound Upgrade
New Roof






2003 Strategic Objectives

- Further debt reduction
- Ongoing cost control
- Further targeted capex to continuously improve circuit quality
- Continued improvement in operating performance (driven in part by film pipeline)






Financial Policies

- Conservative capital structure targets
- Primary focus is debt reduction
- Treasury management
  - Liquidity and working capital focus
  - Integration of cashflow planning with revolving credit facility availability
- Capital expenditures
  - Business not capital-intensive
  - Annual range of maintenance CAPEX in the $6-8 million range
- Acquisition criteria
  - Disciplined, rigorous due diligence and approval process
  - Typical payback within 12-24 months with positive near-term NPV
- Never paid a dividend; not anticipating to begin dividends






Key Credit Strengths

- Improved capital structure and asset portfolio
- Substantial free cashflow driven by limited capital requirements
- Focused, niche strategy reduces competition
- Improving industry supply / demand equation
- Strong pipeline of upcoming Blockbusters
- Substantial asset values from owned properties
- Cinema industry less sensitive to economic swings
- Experienced management team






2003 Release Schedule

RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
9/26/03	FOCUS	LOST IN TRANSLATION Bill Murray, Scarlett Johansson, Giovanni Ribisi, Anna Faris Directed By: Sofia Coppola Synopsis: Bill (The Royal Tenenbaums) Murray and Scarlett (Eight Legged Freaks) Johanssen star as two Americans in Tokyo who go on a soul-searching journey together. Sofia Coppola directs from her own screenplay, her first effort since (The Virgin Suicides) in 1999. Featured players include Giovanni (Heaven) Ribisi and Anna (Scary Movie) Faris.
9/26/03	MIRAMAX	DUPLEX Ben Stiller, Drew Barrymore, Eileen Essell, Harvey Fierstein Directed By: Danny DeVito Synopsis: Ben (The Royal Tenenbaums) Stiller and Drew (Riding in Cars With Boys) Barrymore star as a Manhattan couple who find their dream apartment in New York City, but there is one catch: they must murder the sweet old lady who lives in it. Other featured players include Robert (Storytelling) Wisdom, Harvey (Death to Smoochy) Fierstein and Justin (Mulholland Drive) Theroux. Danny (The War of the Roses) DeVito helms the dark comedy, marking his first since completing "Death to Smoochy" in 2002.
9/26/03	MIRAMAX	THE HUMAN STAIN Anthony Hopkins, Nicole Kidman, Gary Sinise, Ed Harris Directed By: Robert Benton Synopsis: Coleman Silk (Hopkins), a classics professor who holds onto a terrible secret in his small New England town, has an affair with a troubled young janitor (Kidman). When this affair is uncovered, the secret that he had harbored for over fifty years from his wife, his children, and colleague, writer Nathan Zuckerman, fast explodes in a conflagration with devastating consequences. Zuckerman discovers the secret and sets out to reconstruct the unknown biography of this worthy educator of great esteem and integrity, who had ingeniously lived a contrived life, until it came unraveled.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
9/26/03	UNIVERSAL	**THE RUNDOWN** Dwayne "The Rock" Johnson, Sean William Scott, Christopher Walken **Directed By:** Peter Berg **Synopsis:** When Travis (Seann William Scott), a young man from a powerful family, goes off in search of a gold-mine in the Amazon, his father sends a mercenary named Beck (The Rock) to retrieve him. Despite their hostility, and their love for the same woman, the two must eventually join forces to fight the evil head (Christopher Walken) of a gold-mining corporation who is after the same treasure.
10/3/03	MGM/UA	**OUT OF TIME** Denzel Washington, Eva Mendes, Sanaa Lathan, Dean Cain **Directed By:** Carl Franklin **Synopsis:** Matt Lee Whitlock (Denzel Washington) is chief of police in small Banyan Key, Florida. He's respected by his peers and loved by his community. But when Banyan Key is shocked by a double homicide, everything Matt Lee thought he knew starts to unravel, and he finds himself in a race against time to solve the murders before he himself falls under suspicion.
10/3/03	PARAMOUNT	**SCHOOL OF ROCK** Jack Black, Joan Cusack, Mike White, Sarah Silverman **Directed By:** Richard Linklater **Synopsis:** Jack (Shallow Hal) Black stars as a hell-raising struggling guitarist. Desperate for work, he becomes a substitute teacher in a private school and soon turns the young students into high-voltage rock and rollers. Other featured players include Joan (High Fidelity) Cusack as the school's principal, Sarah (The Way of the Gun) Silverman and Mike (Chuck & Buck) White. Richard (Waking Life) Linklater helms the comedy from a script by Mike (The Good Girl) White.
10/10/03	ARTISAN	**HOUSE OF THE DEAD** Jonathan Cherry, Juergen Prochnow, Tyron Leitso, Clint Howard **Directed By:** Uwe Boll **Synopsis:** A band of college students go to a rave on a mysterious island and get more than they bargained for when they find themselves stalked by killer zombies and other terrifying creatures. With only a few weapons and time running out, they take shelter in an ancient house, inside which they will uncover the secrets of the "House of the Dead." Based on the SEGA game.



RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/10/03	MGM/UA	**GOOD BOY** Matthew Broderick, Liam Aiken, Brittany Murphy **Directed By:** John Hoffman **Synopsis:** An alien dog named Hubble — from the Dog Star, Sirius, of course — travels to Earth to investigate rumors that his canine conspirators have abandoned their plan to overthrow their human "masters." He's soon adopted by 12-year-old Owen Baker (*Road to Perdition*'s Liam Aiken). Owen helps Hubble train a misfit band of neighborhood dogs to impress the Greater Dane, a leader from Sirius who is coming to Earth. The film will be a mix of live action and CGI animation.
10/10/03	MIRAMAX	**KILL BILL** Uma Thurman, David Carradine, Lucy Liu, Michael Madsen, Darryl Hannah, Vivica A. Fox, Sonny Chiba, Samuel L. Jackson **Directed By:** Quentin Tarantino **Synopsis:** Written and directed by Quentino Tarantino, the story tells of a bride who is presumed dead after she is shot at her own wedding reception. She wakes from a coma five years later and embarks on a killing spree, avenging herself by taking out the people responsible for her shooting.
10/10/03	UNIVERSAL	**INTOLERABLE CRUELTY** George Clooney, Catherine Zeta-Jones, Billy Bob Thornton, Geoffrey Rush, Cedric the Entertainer **Directed By:** Joel Coen **Synopsis:** The story centers on a successful Los Angeles divorce attorney, Miles Massey (George Clooney). He is seeking new challenges when he meets the much divorced Marilyn Rexroth (Catherine Zeta-Jones), a hard-headed woman pursuing financial independence through serial matrimony. What follows is the mother of all battles of the sexes as the two square off, personally and professionally. Joel (The Man Who Wasn't There) Coen helms the dark romantic comedy.
10/17/03	BV	**VERONICA** Cate Blanchett, Colin Farrell, Brenda Fricker, Ciarind Hinds, Gerard McSorley **Directed By:** Joel Schumacher **Synopsis:** This is the true story of Irish journalist Veronica Guerin, who was killed in 1996 by an assassin working for the drug dealers about whom she had written a series of revealing stories, as told in the 1996 GQ article, The Martyrdom of Veronica Guerin by Mike Sager.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/17/03	FOX	**THE RUNAWAY JURY** John Cusack, Gene Hackman, Dustin Hoffman **Directed By:** Gary Fleder **Synopsis:** Based on John Grisham's best-selling novel, the story tells of a jury deciding a landmark lawsuit against America's top gun manufacturers and the juror (John Cusak) who manipulates his peers to vote his way in the trial.
10/17/03	MGM/UA	**PIECES OF APRIL** Katie Holmes, Patricia Clarkson, Oliver Platt, Sean P. Hayes **Directed By:** Peter Hedges **Synopsis:** April Burns (Katie Holmes) invites her estranged parents and her siblings to Thanksgiving dinner at her grubby Lower East Side apartment. As the family makes their trek to the city from suburban Pennsylvania, to the wayward daughter's dinner, Dad (Oliver Platt) tries to keep the drive on track, resolutely and falsely trying to perk up spirits. Featured players include Patricia (Far From Heaven) Clarkson, Derek (Antwone Fisher) Luke and Sean (Will & Grace) TV Hayes.
10/17/03	NLC	**THE TEXAS CHAINSAW MASACRE** Jessica Biel, Eric Balfour, Jonathan Tucker **Directed By:** Marcus Nispel **Synopsis:** A group of kids drive to New Mexico in order to get drugs, but when their car breaks down in front of a slaughterhouse which houses a family of cannibals, they must escape alive.
10/17/03	WB	**MYSTIC RIVER** Sean Penn, Kevin Bacon, Tim Robbins, Laurence Fishburne **Directed By:** Clint Eastwood **Synopsis:** Three boyhood friends, long since estranged from one another, must face up to painful events from their shared past when one of their daughters is found murdered. Clint (Blood Work) Eastwood directs this adaptation of the novel by acclaimed mystery writer Dennis Lehane.
10/24/03	MIRAMAX	**SCARY MOVIE 3** Anna Faris, Charlie Sheen, Queen Latifah, Regina Hall **Directed By:** David Zucker **Synopsis:** A follow up to "Scary Movie" and "Scary Movie 2," the third installment, "Scary Movie 3," parodies today's blockbusters as well as taking on pop culture. The film will continue in the footsteps of "Scary Movies' 1 and 2," with its outrageous and edgy brand of humor, leaving no genre untouched.



RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/24/03	PARAMOUNT	**BEYOND BORDERS** Angelina Jolie, Clive Owen, Teri Polo, Noah Emmerich **Directed By:** Martin Campbell **Synopsis:** Angelina (Life or Something Like It) Jolie stars as a well-heeled socialite in a troubled marriage who crosses paths with a charismatic medical student, an international disaster relief worker. When the two fall in love, their passion ignites into a fiery love affair, which spans both years and continents. Other featured players include Noah (Windtalkers) Emmerich and Teri (Meet the Parents) Polo. Martin (The Mask of Zoro) Campbell helms the drama, marking his first since completing "Vertical Limit" in 2000.
10/24/03	SONY	**LIL' PIMP** *Full-length Animated Feature* **Directed By:** Mark Brooks, Peter Gilstrap **Synopsis:** He's a cute little 9-year old white boy, he's got freckles, and he's a pimp, Lil' Pimp, to be exact! Share the laughs, the magic and the seductive, as Mom, Dad, Lil' Pimp and his pimpin' pals Fruitjuice and Nagchampa, plus superfine 'hos Yam Basket and Honeysack, fill your heart with warmth and your computer screen with memories. And don't forget Weathers, Lil' Pimp's loveable pet gerbil. Mark Brooks and Peter Gilstrap helm the animated comedy based on the animated Internet series.
10/24/03	WB	**GOTHIKA** Halle Berry, Penelope Cruz, Robert Downey Jr., Jennifer Ehle **Directed By:** Mathieu Kassovitz **Synopsis:** A criminal psychologist (Berry) awakens to find herself a patient in the very same mental institution in which she works, with no memory of a murder she's accused of committing. As she tries to regain her memory, a vengeful spirit uses her as an earthly pawn... (Cruz plays one of the other mental patients.)
10/31/03	BV	**BROTHER BEAR** *Animated* Joaquin Phoenix (Kenoia **Directed By:** Aaron Blaise, Bob Walker **Synopsis:** Set in the Pacific Northwest before the white man arrived in the New World, animated feature "Brother Bear" tells the somewhat mystical tale of a young Native American (Joaquin Phoenix). This 15-year-old is angered when his father – the tribe's kindly and wise chief – is accidentally killed by a mother bear trying to protect her cubs. Immediately wanting revenge, the young man urges his older brother – the tribe's new chief – to form a hunting party to kill the bear quickly. When his brother refuses, the rebellious teen rushes into the wilderness to act on his own. Wanting to teach this hot-headed young man a lesson, the spirits of the forest turn our hero into the very thing he wants to kill: a bear.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
10/31/03	FOX	**ALIEN** *Re-Issue* Sigourney Weaver, Tom Skerritt, Yaphet Kotto, John Hurt **Directed By:** Ridley Scott **Synopsis:** Ridley (Gladiator) Scott helms this special effects-laden tale of a malevolent creature that stalks Sigouney (Gorillas in the Mist) Weaver and Tom (The River Runs Through It) Skerritt along with the rest of their crew on an interstellar mining ship, that is on its return voyage to earth.
10/31/03	SONY	**IN THE CUT** Meg Ryan, Mark Ruffalo, Kevin Bacon, Jennifer Jason Leigh **Directed By:** Jane Campion **Synopsis:** Meg Ryan stars as Franny Thorstin, a writing professor who has an erotic affair with a tough, police detective (Mark Ruffalo), investigating the gruesome murder of a young woman in her neighborhood. Featured players include Kevin (Hollow Man) Bacon and Jennifer Jason (Road to Perdition) Leigh. Jane (The Piano) Campion helms the psychological thriller.
11/5/03	WB	**THE MATRIX REVOLUTIONS** Keanu Reeves, Carrie-Anne Moss, Laurence Fishburne, Nona Gaye, Monica Bellucci, Cornel West **Directed By:** Larry Wachowski, Andy Wachowski **Synopsis:** The Matrix Revolutions marks the final explosive chapter in the Matrix trilogy.
11/7/03	NLC	**ELF** James Caan, Will Ferrell, Mary Steenburgen, Zooey Deschanel **Directed By:** Jon Favreau **Synopsis:** A human baby raised as an elf. A city where no one remembers the true meaning of Christmas. Will Ferrell stars as Buddy, a human raised in the North Pole to be an elf. After wreaking havoc in the elf community due to his size, Buddy heads to New York City to find his place in the world, and track down his father. But life in the big city is not all sugarplums and candy canes. His father is a "Scrooge" and his eight-year-old stepbrother doesn't believe in Santa. Even the snowmen aren't friendly in New York. In fact, they don't even speak. Worst of all, everyone has forgotten the true meaning of Christmas, and it's up to Buddy and his simple elf ways to win over his family, realize his destiny and, ultimately, save Christmas for New York and the world.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
11/14/03	FOX	**THE MASTER AND COMMANDER** Russell Crowe, Paul Bettany **Directed By:** Peter Weir **Synopsis:** Based on the best-selling novels of Patrick O'Brien, the film stars Russell (A Beautiful Mind) Crowe as "Lucky" Jack Aubrey, who pits his crew of the N.M.S. Surprise against a much better armed and ruthless privateer, in a chase that takes him all the way to the far side of the world. Other featured players include Paul (A Beautiful Mind) Bettany as the ship's surgeon Dr. Stephen Maturin and Billy (The Lord of the Rings: The Two Towers) Boyd. Peter (Fearless) Weir helms the action, marking his first since completing "The Truman Show" in 1998.
11/14/03	UNIVERSAL	**HONEY** Jessica Alba, Lil' Romeo **Directed By:** Bille Woodruff **Synopsis:** This is the story of Honey (Alba), a tough sexy dancer from the inner city, who becomes a successful music video choreographer, a career which is threatened when her mentor makes her either sleep with him... or get blacklisted within the industry. She ultimately decides to pursue her lifelong dream of opening her own dance studio for inner-city youths. (Lil' Romeo plays a young dancer who has to choose between pursuing a career as a dancer and the quick money of street drug sales; Phifer plays Honey's romantic interest.)
11/14/03	WB	**LOONEY TUNES: BACK IN ACTION** Brendan Fraser, Jenna Elfman, Heather Locklear, Timothy Dalton **Directed By:** Joe Dante **Synopsis:** Bugs Bunny, Daffy Duck and the rest of the Looney Tunes gang are back in this comic adventure that mixes animation and live-action footage. Joe (Small Soldiers) Dante helms the mischief.
11/21/03	SONY	**RADIO** Cuba Gooding Jr., Ed Harris, Alfre Woodard, Debra Winger **Directed By:** Michael Tollin **Synopsis:** Based on a 1996 "Sports Illustrated" article, the story tells of a mentally challenged African American youth, nicknamed Radio, who strikes up a relationship with the town's football coach, Harold Jones. The youth, who previously could barely read or write, flowers under Jones' mentoring, and their relationship helps transform the social dynamics of Anderson, South Carolina.









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
11/21/03	UNIVERSAL	**DR. SUESS' THE CAT IN THE HAT** Mike Myers, Kelly Preston, Dakota Fanning, Spencer Breslin, Alec Baldwin **Directed By:** Bo Welch **Synopsis:** The mischievous feline visitor in the striped stove-pipe hat makes his feature debut with this live-action production, which will bring the off-kilter Dr. Seuss characters, as well as some new ones created especially for the film, to life on the big screen. Mike Myers stars in the title role in the film adaptation of "The Cat in the Hat" by Dr. Seuss, which was first published in 1957.
11/26/03	BV	**THE HAUNTED MANSION** Eddie Murphy, Jennifer Tilly, Don Knotts **Directed By:** Rob Minkoff **Synopsis:** When a workaholic real estate agent (Eddie Murphy) and his family visit a haunted mansion, he meets a ghost that teaches him a lesson about the importance of the family that he has neglected.
11/26/03	MIRAMAX	**BAD SANTA** Billy Bob Thornton, Bernie Mac, Lauren Graham, Cloris Leachman, John Ritter **Directed By:** Terry Zwigoff **Synopsis:** This is the story of two criminals who disguise themselves as Santa Claus (Thornton) and his elf, traveling across the country to major malls, using the good will people have towards Santa to rob the stores blind. The plan is going great until the two bad guys meet an introverted 8-year-old boy who reminds them of the true meaning of Christmas... (Bernie Mac plays a detective hired by a mall manager, played by Ritter, to investigate Santa and his Elf)
11/26/03	PARAMOUNT	**TIMELINE** Paul Walker, Gerard Butler, Frances O'Connor, Ethan Embry **Directed By:** Richard Donner **Synopsis:** The story centers on an archeological digging site at an ancient medieval French battle site. When a Yale professor leaves his students in charge of the dig, they find a hidden chamber sealed for hundreds of years. In it they find the professor's glasses and a letter written in the 14th century asking for help and signed by the professor. The students must travel back in time to rescue him. Featured players include Paul (The Fast and the Furious) Walker, Gerard (Reign of Fire) Butler, Matt (Dragonfly) Craven and Billy (An Everlasting Piece) Connolly as the professor. Richard (Conspiracy Theory) Donner helms the action.






RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
11/28/03	UNIVERSAL	**LOVE ACTUALLY** Liam Neeson, Laura Linney, Hugh Grant, Emma Thompson **Directed By:** Richard Curtis **Synopsis:** The directorial debut of screenwriter Richard (Bridget Jojnes' Diary) Curtis, this romantic comedy reportedly follows ten different storylines, including one which feature Hugh (Two Weeks Notice) Grant as a newly elected Prime Minister who falls in love with the girl who makes his tea.
12/5/03	WB	**THE LAST SAMURAI** Tom Cruise, Timothy Spall Tom Cruise, Timothy Spall, Billy Connolly, Tony Goldwyn **Directed By:** Ed Zwick **Synopsis:** Edward Zwick helms a 19th century epic about the eradication of the samurai in Japan. Tom Cruise stars as an American Civil War veteran brought to Japan by the emperor to train his troops.
12/12/03	FOX	**STUCK ON YOU** Matt Damon, Greg Kinnear, Eva Mendes, Cher **Directed By:** Peter Farrelly, Bobby Farrelly **Synopsis:** The story of conjoined twins (Greg Kinnear, Matt Damon), and what happens when one decides to pursue his dream of making it in Hollywood, forcing the other to go along for the ride. The Farrelly Brothers (Shallow Hal) direct from their own script.
12/12/03	SONY	**SOMETHING'S GOT TO GIVE** Jack Nicholson, Diane Keaton, Keanu Reeves, Amanda Peet, Frances McDormand **Directed By:** Nancy Meyers **Synopsis:** Jack Nicholson stars as an older man seemingly content with his career and with a girlfriend young enough to be his daughter. But he reconsiders his life after suffering a heart attack at the house of his girlfriend's mother (Diane Keaton) in the Hamptons, N.Y. A young doctor (Keanu Reeves) arrives to help the recuperation process, but he finds himself attracted to Keaton's character, a woman old enough to be his mother. Nicholson's character also begins to enjoy the care and company of a woman his own age, which results in a competition of sorts between the two men.









RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
12/12/03	WB	**LOVE DON'T COST A THING** Nick Cannon, Christina Milian, Steve Harvey, Kal Penn **Directed By:** Troy Beyer **Synopsis:** An unpopular teenage boy, tired of being invisible to the popular kids in his school, makes a deal with a popular high school cheerleader to pose as his girlfriend for two weeks in exchange for fixing her mom's car. Featured players include Nick Cannon as the popular teenager, Christina Milian as the cheerleader, and Steve Harvey as the boy's father. Troy Beyer helms the romantic comedy, marking her first since completing "Let's Talk About Sex" 1998.
12/17/03		**LORD OF THE RINGS: RETURN OF THE KING** Elijah Wood, Ian McKellen, Viggo Mortensen, Orlando Bloom, Sean Astin, Dominic Monaghan, Billy Boyd, John Rhys-Davies, Cate Blanchett, Liv Tyler, Christopher Lee **Directed By:** Peter Jackson **Synopsis:** The final film in Peter Jackson's adaptation of the J.R.R. Tolkien fantasy trilogy follows hobbits Frodo and Sam as they push farther into the land of Mordor to destroy the ring of power. Traveling with them, in an uneasy alliance, is the deceitful Gollum, who brings them to the very heart of Mount Doom. The warrior Aragorn, revealed to be the lost King of Gondor, travels to Minis Tirith with an army of undead soldiers and the remaining members of the fellowship to rescue the ancient city from Lord Sauron's grasp.
12/19/03	SONY	**MONA LISA SMILE** Julia Roberts, Marcia Gay Harden, Kirsten Dunst, Julia Stiles, Maggie Gyllenhaal, Dominic West, Ginnifer Goodwin **Directed By:** Mike Newell **Synopsis:** Julia Roberts plays a free-spirited Berkeley graduate (is there any other kind?) in 1953 who accepts a teaching position at Wellesley, an all-women's college, where she encourages intellectual freedom. Peter Fonda and Steve Martin are cast as sparring lecturers who both make a play for Roberts.
12/25/03	BV	**THE ALAMO** Dennis Quaid, Billy Bob Thornton **Directed By:** John Lee Hancock **Synopsis:** John Lee (The Rookie) Hancock directs this re-telling of the 1836 siege at the Alamo, in which a small band of soldiers, including Sam Bowie (Jason Patric) and Davy Crockett (Billy Bob Thornton) held off thousands of General Santa Anna's soldiers for days in the fight for Texas' independence from Mexico.



RELEASE DATE	DISTRIBUTOR	TITLE – CAST – DIRECTOR - SYNOPSIS
12/25/03	FOX	**CHEAPER BY THE DOZEN** Steve Martin, Bonny Hunt, Piper Perabo, Hilary Duff **Directed By:** Shawn Levy **Synopsis:** Steve Martin and Bonnie Hunt topline this remake of the 1950 classic, which starred Clifton Webb and Myrna Loy as the parents of a dozen rambunctious kids, and detailed the problems encountered when the efficiency expert father tried to operate his family based on those corporate principles.
12/25/03	MIRAMAX	**COLD MOUNTAIN** Jude Law, Nicole Kidman, Renee Zellweger **Directed By:** Anthony Minghella **Synopsis:** As the Civil War reaches its final days, Inman (Law), a wounded soldier, gets up out of what his doctors thought was his death bed, and begins the long, hard walk to his home in his North Carolina on Cold Mountain. Waiting there for him is Ada (Kidman), the sweetheart he left behind to go to war, trying to hold onto the farm of her deceased missionary father. Inman's long journey takes him through the crumbling confederacy, as he meets people of all walks of life who want to both aid and hinder his mission... (Zellweger plays Ruby, a scrappy drifter who helps Ada; Atkins plays a hermit who saves Inman from the battlefield; Walters plays the wife of Giovanni's character, who tries to seduce Inman)
12/25/03	PARAMOUNT	**PAYCHECK** Ben Affleck, Uma Thurman, Aaron Eckhart, Kathryn Morris **Directed By:** Jon Woo **Synopsis:** Based on a short story by Philip K. Dick, the story centers on an electrician who wakes up to discover his employer has erased his memory as a security measure. When he tries to collect his paycheck, he discovers he had previously signed a release replacing the money with a bag filled with random objects.
12/25/03	UNIVERSAL	**PETER PAN** Jeremy Sumpter, Jason Isaacs, Lynn Redgrave, Ludivine Sagnier **Directed By:** P. J. Hogan **Synopsis:** Live action adaptation of J. M. Barrie's story about a boy who never grew up. The three children of the Darling family receive a visit from Peter Pan, who takes them to Never Never Land where an ongoing war with the evil Pirate Captain Hook is taking place.